Fees Summary	Sep. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,790,625.00
Previously Paid Amount	56,397.03
Total Fee Amount	1,192.74
Total Offset Amount	0.00
Net Fee	$ 0.00